FOR IMMEDIATE RELEASE
NEWS RELEASE

Pacira Announces Updates to Board of Directors

-- Accomplished Business and Financial Leader, Laura Brege, Appointed Chair --

-- Paul J. Hastings and Andreas Wicki, PhD Retire from Board of Directors --

Parsippany, NJ, Jan. 30, 2025 (GLOBE NEWSWIRE) -- Pacira BioSciences, Inc. (Nasdaq: PCRX), the industry leader in its commitment to deliver innovative, non-opioid pain therapies to transform the lives of patients, today announced that Laura Brege has been appointed Chair of the Board. Former Chair Paul J. Hastings and Andreas Wicki, PhD. have retired from the Board. These changes align with Pacira’s ongoing commitment to Board refreshment. With these changes, the Board is composed of nine directors, eight of whom are independent and five of whom have joined since October 2023. Each director brings expertise in areas important to Pacira’s business to support Pacira’s 5x30 growth-oriented plan including executive leadership, M&A, research and development, operations, commercialization, manufacturing and supply chain.

Ms. Brege brings over a decade of experience with the Company, and has extensive knowledge of Pacira’s operations, strategy and unique position in the market. She also contributes to the Board 30 years of executive management experience as well as significant operational, development and strategic expertise in the pharmaceutical and biotechnology industries. Ms. Brege has held executive or strategic advisory positions at companies such as BridgeBio Pharma, Inc., Onyx Pharmaceuticals, Inc., and COR Therapeutics, Inc., and has led multiple functions including sales and marketing, business development, commercialization, strategic planning, corporate development, and medical, scientific and government affairs. Ms. Brege’s financial background and extensive experience helping companies develop, deliver and commercialize treatments that improve the lives of patients will be an asset to Pacira as it executes its new 5x30 growth strategy.

“I am honored to step into the role of Chair and look forward to continuing to work with my fellow directors, leadership team and the talented Pacira employees to drive our long-term success,” said Ms. Brege. “This is an exciting time for Pacira as we execute on our new 5x30 growth strategy to drive innovation and create value in the significant and growing markets of high unmet need. I look forward to working with the Board and the management team to help guide the Company toward even greater success while advancing Pacira’s mission of providing non-opioid pain management options to as many patients as possible.”

During his nearly 14-year tenure, Mr. Hastings had a pivotal role in Pacira becoming a leading provider of innovative non-opioid pain management solutions with a portfolio of three best-in-class commercial assets. The Board of Directors is grateful for his strategic insights and many contributions to the company. Dr. Wicki, who has served on the Board since 2006, has been instrumental in overseeing and supporting the execution of Pacira’s strategy and the Board thanks him for his service and leadership.

“I have had the privilege of working alongside an extraordinary team at Pacira for the past 14 years and I am incredibly proud of all that we have accomplished to improve patient care and quality of life,” said Mr. Hastings. “It has been an honor to work with my fellow Board members to oversee the evolution of Pacira’s strategy, including the recent hiring of Frank Lee who has the company on a very strong trajectory and the four new independent directors. Laura is an experienced leader with a deep understanding of the business and its opportunities for value creation, and as we approach the next phase of growth, the Board and I believe that it is good governance and is the right time to transition Board leadership.”

Today’s announcement marks an important milestone in Pacira’s ongoing Board transformation, which began 15 months ago with the appointment of four new independent directors. Pacira remains confident that the current composition of the Board combines the right mix of skills and expertise to oversee the Company’s strategic plan and drive value for Pacira shareholders. In connection with these changes, the Board has also refreshed committee assignments and appointed Alethia Young to succeed Ms. Brege as Chair of the Audit Committee.

About Pacira

Pacira delivers innovative, non-opioid pain therapies to transform the lives of patients. Pacira has three commercial-stage non-opioid treatments: EXPAREL® (bupivacaine liposome injectable suspension), a long-acting local analgesic currently approved for infiltration, fascial plane block, and as an interscalene brachial plexus nerve block, an adductor canal nerve block, and a sciatic nerve block in the popliteal fossa for postsurgical pain management; ZILRETTA® (triamcinolone acetonide extended-release injectable suspension), an extended-release, intra-articular injection indicated for the management of osteoarthritis knee pain; and ioveraº®, a novel, handheld device for delivering immediate, long-acting, drug-free pain control using precise, controlled doses of cold temperature to a targeted nerve. The company is also advancing the development of PCRX-201, a novel locally administered gene therapy with the potential to treat large prevalent diseases like osteoarthritis. To learn more about Pacira, visit www.pacira.com.

Forward-Looking Statements

Any statements in this press release about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to ‘5x30’, our growth and business strategy, our future outlook, contributions of directors, our intellectual property and patent terms, our future operating results and trends, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio, development programs, development of products, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and U.S. economic conditions (including inflation and rising interest rates), and our business, including our revenues, financial condition, cash flow and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL, ZILRETTA and iovera°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA and iovera°; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of U.S. Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary multivesicular liposome (“pMVL”) drug delivery technology; the approval of the commercialization of our products in other jurisdictions; clinical trials in support of an existing or potential pMVL-based product; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the ability to successfully integrate any future acquisitions into our existing business; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the Company; the anticipated funding or benefits of our share repurchase program; and factors discussed in the “Risk Factors” of our most recent Annual Report on Form 10-K and in other filings that we periodically make with the Securities and Exchange Commission (the “SEC”).

In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such we anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law, we undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

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Investor Contact: Susan Mesco, (973) 451-4030 susan.mesco@pacira.com	Media Contact: Sara Marino, (973) 370-5430 sara.marino@pacira.com